EXHIBIT 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of RLJ Lodging Trust (the “Company”) on Form 10-Q for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leslie D. Hale, President and Chief Executive Officer of the Company, and I, Nikhil Bhalla, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2026	/s/ LESLIE D. HALE
Leslie D. Hale
President and Chief Executive Officer

/s/ NIKHIL BHALLA
Nikhil Bhalla
Senior Vice President, Chief Financial Officer and Treasurer